EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-17737 and Form S-8 No. 33-27793) and in the Registration Statement and related Prospectuses (Form S-3 No. 33-17131) of our report dated September 24, 1999, with respect to the consolidated financial statements and schedule of Piccadilly Cafeterias, Inc. included in this Annual Report (Form 10-K) for the year ended June 30, 1999.

                                                         /S/ ERNST & YOUNG LLP
                                                         New Orleans, Louisiana
                                                             September 27, 1999